Note 6 - GOODWILL	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
GOODWILL

Goodwill of $8,801 as of December 31, 2010 relating to the manufactured products segment and the changes in the carrying amount of goodwill were as follows:

Balance as of December 31, 2010	$ 8,801
Disposal of a subsidiary	(10)
Impairment charge	(8,791)
Balance as of December 31, 2011	$ –

The carrying amount of goodwill was $nil as of each of December 31, 2011 and 2012.

In accordance with ASC 350, the Company assessed the fair value of the reporting unit as of December 31, 2011. The Company adopted the discounted cash flow approach and, considering that the reporting unit constituted the majority of the overall consolidated group, by reference to the closing price of its common shares on that date as well as an assumed control premium. From January 2011 to December 2011, the stock market downturn caused a decline in the Company’s stock price by 54.8%, which resulted in a significant reduction in the Company’s market capitalization. As of December 31, 2011, the assessed fair value was below the carrying value of the reporting unit. The Company then performed a hypothetical purchase price allocation using the fair value of reporting unit and determined that the goodwill was fully impaired. As a result, the Company recognized a goodwill impairment charge of $8,791 for the year ended December 31, 2011 as a separate item in the consolidated statements of operations.